EXHIBIT 10.3

                            SHARE EXCHANGE AGREEMENT

THIS AGREEMENT dated for reference November 29, 2000, is between COMMUNICATE.COM INC., a Nevada corporation with an office at 360 - 220 Cambie Street, Vancouver, B.C., V6B 2M9 and fax (604) 687-2192 ("CMNN") and the UNDERSIGNED SHAREHOLDER (the "SHAREHOLDER").

WHEREAS:

A. CMNN has acquired or has reached an agreement to acquire an aggregate 16,896,335 shares in the capital of Communicate.com Inc., an Alberta company (the "SUBSIDIARY") and wishes to acquire all of the remaining issued and outstanding shares of the Subsidiary pursuant to the terms and conditions of this agreement,

B. the Shareholder is a registered shareholder of the Subsidiary owning the number of shares as set out in the Register of Shareholders of the Subsidiary (the "SHARES") as of the date of this agreement,

C. CMNN has made the same share exchange offer to all of the existing shareholders of the Subsidiary,

FOR  VALUABLE   CONSIDERATION,   the  receipt  and   sufficiency  of  which  are
acknowledged, the parties agree that:

                   TERMS AND CONDITIONS OF THE SHARE EXCHANGE

SHARE EXCHANGE

3. The Shareholder will transfer all of its shares in the Subsidiary to CMNN on the terms and conditions set out in this agreement. For every
         5.1470588 shares in the Subsidiary held by the Shareholder CMNN will issue to the Shareholder one common share in the capital of CMNN (the "EXCHANGE SHARES") based on a value of US$0.34 per Share and a value of US$1.75 per Exchange Share. CMNN will deliver a certificate representing the Exchange Shares to the Shareholder within a reasonable time.

4. The Shareholder will tender a duly executed stock power of attorney for the transfer of the Shares to CMNN immediately after signing this agreement.

5. The obligations of each party are subject to the condition that each party's representations and warranties are true at the time of Closing and the covenants of the other party that were to be performed by the other party on or before the Closing have been performed.

                         REPRESENTATIONS AND WARRANTIES

6.       REPRESENTATIONS,  WARRANTIES,  COVENANTS  AND  ACKNOWLEDGMENTS  OF  THE
         SHAREHOLDER

         1. SHARE OWNERSHIP. The Shareholder owns the Shares free of any claim or potential claim by any person and has the authority to transfer the Shares as described in this agreement.

         2. ADDITIONAL RIGHTS. The Shareholder does not have any right to acquire additional shares of the Subsidiary.

         3. INDEPENDENT INVESTIGATION. The Shareholder, in electing to exchange the Shares for Exchange Shares, relied upon an independent investigation made by it and its representatives, if any, and has been given access to and the opportunity to examine all books and records of CMNN, and all material contracts and documents of CMNN. The Shareholder has the experience in business and financial matters that make it capable of evaluating the risk of its investment and determining the suitability of its investment.

         4. NO GOVERNMENT RECOMMENDATION OR APPROVAL. The Shareholder understands that no United States federal or state agency, securities commission or regulatory authority has passed upon or recommended or endorsed CMNN, this transaction or the acquisition of the Exchange Shares. Furthermore, the foregoing authorities have not reviewed, confirmed or determined the accuracy or adequacy of this document.

         5. NO REGISTRATION. The Shareholder understands that the Exchange Shares have not been registered under
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Share Exchange Agreement                                                   2 / 4

                  the Securities Act of 1933 (the "ACT") or with the United States Securities and Exchange Commission or the securities commission of any state, and are being offered and sold pursuant to the provisions of the Act based in part upon the representations of the Shareholder, and that CMNN is relying on the truth and accuracy of the Shareholder's representations and warranties to determine whether the offer and sale of the Exchange Shares is exempt from registration under the Act. This agreement does not constitute an offer to sell nor a solicitation of an offer to buy the securities in any jurisdiction in which such offer or solicitation would be unlawful. The securities may not be resold or transferred except as permitted pursuant to registration under the Act or an exemption from it.

         6. INVESTMENT INTENT. The Shareholder is acquiring the Exchange Shares for its own account (or a trust account if the
                  Shareholder is a trustee) and not as a nominee. The Shareholder understands that the exchange of the Shares for Exchange Shares involves a high degree of risk and that the Shareholder must bear the economic risk of this investment indefinitely unless sale of the Exchange Shares is registered pursuant to the Act, or an exemption from registration for their sale is available. The Shareholder understands that, in the view of the SEC, the statutory basis for the exemption claimed for this transaction would not be present if the offering of the Exchange Shares, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Act. The Shareholder is acquiring the Exchange Shares for investment purposes and has no present intention to sell the Exchange Shares to any person or for the account or benefit of any person. The Shareholder covenants that neither the Shareholder nor its affiliates nor any person acting on its or their behalf has the intention of entering or will enter before the expiration of one year from the Closing (the "RESTRICTED PERIOD"), into any put option, short position or other similar instrument or position or any other hedging transactions or arrangements with respect to CMNN's common stock, and neither the Shareholder nor any of its affiliates nor any person acting on its or their behalf will use at any time Exchange Shares acquired pursuant to this agreement to settle any put option, short position or other similar instrument or position or any other hedging transaction or arrangement that may have been entered into before the execution of this agreement or during the Restricted Period.

         7. NO SALE IN VIOLATION OF THE SECURITIES LAWS. The Shareholder covenants that it will not knowingly sell transfer or otherwise dispose of the Exchange Shares in violation of the Act, the Securities and Exchange Act of 1934 (the "EXCHANGE ACT") or the rules and regulations of the Securities and Exchange Commission (the "COMMISSION"). The Shareholder will only offer and sell the Exchange Shares pursuant to an effective registration statement under the Act or an exemption from the registration provisions of the Act. The Shareholder will not, during the Restricted Period, offer or sell the Exchange Shares to any persons or for the account or benefit of any persons and will offer and sell the Exchange Shares only in compliance with the provisions of the Act.

         8. AUTHORITY. The Shareholder has the full power and authority to execute, deliver and perform this agreement. This agreement, when executed and delivered by the Shareholder, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

         9. NO RELIANCE ON TAX ADVICE. The Shareholder has reviewed with its own tax advisors the tax consequences of the transactions contemplated by this agreement. The Shareholder is relying solely on the advisors and not on any statements or representations of CMNN or any of its agents with respect to the tax consequences and understands that the Shareholder (and not CMNN) is responsible for the Shareholder's tax liability that may arise as a result of this investment or the transactions contemplated by this agreement.

         10. NO LEGAL ADVICE FROM CMNN. The Shareholder acknowledges that it has had the opportunity to review this agreement and the transactions contemplated by it with its own legal counsel. The Shareholder is relying solely on its counsel and not on any statements or representations of CMNN or any of its agents for legal advice with respect to this investment or the transactions contemplated by this agreement except for the representations, warranties and covenants specifically stated.

         11. RESALES. The Shareholder acknowledges and agrees that the Exchange Shares may only be resold pursuant to a registration statement under the Act or pursuant to an exemption from registration under the Act.


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Share Exchange Agreement                                                   3 / 4

                  CMNN will not register any transfer of Exchange Shares that does not comply with this section 4(l). The Shareholder covenants that all offering materials and documents (other than press releases) used in connection with offers and sales of the Exchange Shares before the expiration of the Restricted Period must state that (i) the Exchange Shares have not been registered under the Act and may not be offered or sold to any person unless they are registered under the Act or an exemption from the registration requirements of the Act is available, and that (ii) hedging transactions involving the Exchange Shares may not be conducted unless they comply with the Act. These statements must appear on the cover or inside cover page and in the underwriting section of any prospectus or offering circular and must appear in any advertisement used in connection with the offer or sale of the Exchange Shares.

         12. RESTRICTIONS ON TRANSFER OF SHARES AND LEGENDS ON CERTIFICATES. The Shareholder acknowledges that the certificates representing the Exchange Shares must bear the following legend and any other legend, if the legend or legends are reasonably required by CMNN, to comply with state, federal or foreign law:

                           "THESE SECURITIES ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE U.S. SECURITIES ACT OF 1933 (THE "ACT"). AS RESTRICTED SECURITIES, THEY MAY BE RESOLD ONLY IN ACCORDANCE WITH THE ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM THE ACT."

7.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF CMNN.

         1. AUTHORIZED CAPITAL. CMNN represents and warrants that it is authorized to issue 50 million common shares of its capital stock, of which 10,300,000 common shares are issued and outstanding. It has no other classes of shares and no obligation to issue any additional shares for any reason including options, warrants or convertible instruments.

         2. ORGANIZATION AND GOOD STANDING. CMNN is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

         3. AUTHORIZATION. CMNN has taken the corporate action that is necessary for the authorization, execution and delivery of this agreement, the performance of CMNN's obligations, and the authorization, issuance and delivery of the Exchange Shares, and this agreement constitutes a legal, valid and binding obligation of CMNN, enforceable against CMNN in accordance with its terms.

         4. VALID ISSUANCE OF THE EXCHANGE SHARES. The Exchange Shares, when issued, sold and delivered in accordance with the terms hereof in exchange for the Shares will be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of the Shareholder will be issued in compliance with all applicable federal, state and other applicable securities laws.

                                OTHER PROVISIONS

8.       Time is of the essence of this agreement.

9. This agreement is governed by the laws of British Columbia and must be litigated in the courts of British Columbia, except for matters arising under the Act or the Exchange Act which matters must be construed and interpreted in accordance with those laws

10. Any notice that must be given or delivered under this agreement must be in writing and delivered by hand to the address or transmitted by fax to the fax number given for the party on page 1 and is deemed to have been received when it is delivered by hand or transmitted by fax unless the delivery or transmission is made after 4:00 p.m. or on a non-business day where it is received, in which case it is deemed to have been delivered or transmitted on the next business day. Any payments of money must be delivered by hand or wired as instructed


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Share Exchange Agreement                                                   4 / 4

         in writing by the receiving party. Any delivery other than a written notice or money must be made by hand at the receiving party's address.

11. Neither the Shareholder nor CMNN may assign this agreement or any part of it to another party.

12. This agreement constitutes the entire understanding and agreement between the parties, and no party is liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically stated in this agreement. Except as expressly provided, neither this agreement nor any term of it may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

13. This agreement enures to the benefit of and binds the parties and their respective successors, heirs and permitted assignees.

14. No failure or delay of CMNN in exercising any right under this agreement operates as a waiver of the right. CMNN's rights under this agreement are cumulative and do not preclude CMNN from relying on or enforcing any legal or equitable right or remedy.

15. If any provision of this agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this agreement continues in full force and effect without the provision, except that the severability is not effective if it materially changes the economic benefit of this agreement to any party.

16. This agreement may be signed in counterparts and delivered to the parties by fax, and the counterparts together are deemed to be one original document.

THE PARTIES' signatures below are evidence of their agreement.


COMMUNICATE.COM INC.



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----------------------------------      SIGNATURE OF SHAREHOLDER
AUTHORIZED SIGNATORY


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                                        NAME OF SHAREHOLDER



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                                        ADDRESS OF SHAREHOLDER




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